Exhibit 99.1

Volcon, GLV and ElectraMeccanica Announce Assembly Agreement

Utilizing ElectraMeccanica’s Mesa, AZ Facility

AUSTIN, TX and MESA, AZ – (BUSINESSWIRE) | March 14, 2023 | Volcon Inc. (NASDAQ: VLCN) (“Volcon''), the first all-electric, off-road powersports company, and ElectraMeccanica Vehicles Corp. (NASDAQ: SOLO) (“ElectraMeccanica”), a designer and manufacturer of electric vehicles revolutionizing the urban driving experience, today jointly announced that Volcon’s manufacturing partner, GLV, has chosen ElectraMeccanica’s state-of-the-art, recently commissioned, 235,000-square-foot HQ facility in Mesa, AZ for final assembly of Volcon’s next generation Grunt EVO and Runt fat-tired electric motorcycles.

“Our move is a significant milestone for us as we strive to bring manufacturing back to the United States, speed up the launch of our vehicles, and attempt to establish first-mover advantage in the electrification of the off-road powersports industry," said Jordan Davis, CEO of Volcon ePowersports. “Additionally, we’re continuing to speed up our development and go-to-market process by adding this arrangement to our many key component suppliers such as BF Goodrich, Gates and several other key component providers.”

Susan E. Docherty, ElectraMeccanica CEO, stated: “Volcon’s an absolutely terrific fit for our Mesa facility, which has one of the best lean-assembly teams in the business. When we commissioned our Mesa HQ in December 2022, we said one of our primary goals was not only to assemble our own unique designs there, but also to help fellow native-EV manufacturers achieve their own go-to-market goals by leveraging our expertise and resources. I’m very proud to be able to contribute to Volcon’s success, and to use our plant to help grow the EV market overall.”

About Volcon, Inc

Based in the Austin, Texas area, Volcon was founded as the first all-electric powersports company producing high-quality and sustainable electric vehicles for the outdoor community. Volcon electric vehicles are the future of off-roading, not only because of their environmental benefits, but also because of their near silent operation, which allows for a more immersive outdoor experience.

Volcon's 2023 vehicle roadmap includes both motorcycles and UTVs hitting the market in North America. Its first product, the innovative Grunt, has been shipping to customers since late 2021 and combines a fat-tired physique with high-torque electric power and a near-silent drive train. The Runt, which is a fun-sized version of the groundbreaking Grunt, is better suited for small statured riders, more compact properties and trails, or as a pit bike at race events, while still delivering robust off-road capabilities. The Brat is Volcon’s first foray into the wildly popular eBike market for both on road and off-road riding and is currently being delivered to dealers across North America. Volcon is also launching and currently delivering the Volcon youth line of dirt bikes for younger riders between the ages of 4 to 11. Volcon recently launched the Stag and entered the rapidly expanding UTV market. The Stag empowers the driver to explore the outdoors in a new and unique way that gas-powered UTVs cannot. The Stag offers the same thrilling performance of a standard UTV without the noise (or pollution), allowing the driver to explore the outdoors with all their senses.

About ElectraMeccanica, Inc

ElectraMeccanica Vehicles Corp. (NASDAQ: SOLO) is a designer and manufacturer of environmentally efficient electric vehicles (EVs) that will revolutionize the urban driving experience, including commuting, delivery and shared mobility. The Company recently commissioned its state-of-the-art 235,000 square foot manufacturing facility in Mesa, Arizona to produce up to 60K vehicles annually via three separate product lines for both ElectraMeccanica vehicles and other exciting electric vehicles via contract manufacturing.

Volcon Products

Volcon Brat: https://www.volcon.com/brat

Volcon Grunt: https://www.volcon.com/grunt-explore

Volcon Runt: https://www.volcon.com/runt-explore

Volcon Kids Moto One: https://www.volcon.com/youth/kids-one

Volcon Kids Moto Two: https://www.volcon.com/youth/kids-two

Volcon Stag (Powered by GM): https://www.volcon.com/stag

For more information on Volcon or to learn more about its complete motorcycle and side-by-side line-up, visit: www.volcon.com

Volcon Contacts

For Media: media@volcon.com

For Dealers: dealers@volcon.com

For Investors: investors@volcon.com

For Marketing: marketing@volcon.com

ElectraMeccanica Contact: ir@emvauto.com

Forward-Looking Statement: Volcon

Some of the statements in this release are forward-looking statements, which involve risks and uncertainties. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. The Company has attempted to identify forward-looking statements by terminology including ''believes,'' ''estimates,'' ''anticipates,'' ''expects,'' ''plans,'' ''projects,'' ''intends,'' ''potential,'' ''may,'' ''could,'' ''might,'' ''will,'' ''should,'' ''approximately'' or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. Any forward-looking statements contained in this release speak only as of its date. The Company undertakes no obligation to update any forward-looking statements contained in this release to reflect events or circumstances occurring after its date or to reflect the occurrence of unanticipated events. More detailed information about the risks and uncertainties affecting the Company is contained under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website, www.sec.gov.

Safe Harbor Statement: ElectraMeccanica

Except for the statements of historical fact contained herein, the information presented in this news release and oral statements made from time to time by representatives of the Company are or may constitute “forward-looking statements” as such term is used in applicable United States and Canadian laws and including, without limitation, within the meaning of the Private Securities Litigation Reform Act of 1995, for which the Company claims the protection of the safe harbor for forward-looking statements. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect,” “is expected,” “anticipates” or “does not anticipate,” “plans,” “estimates” or “intends,” or stating that certain actions, events or results “may,” “could,” “would,” “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the automotive industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release. This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

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